Exhibit 99.2

TSYS Announces 19.1% Increase in Operating Income and a
     12.4% Increase in Earnings for First Nine Months of 2003 Page 3 of 7

                                                             TSYS
                                                       Financial Highlights
                                                (In thousands, except per share data)
                                            ---------------------------------------------  -----------------------------------------
                                                           Three months ended                           Nine months ended
                                                              September 30,                                 September 30,
                                            ---------------------------------------------  -----------------------------------------
                                                                               Percentage                                 Percentage
                                                 2003               2002         Change          2003           2002        Change
                                            ----------------  ---------------- ----------  ------------     ------------  ----------
Revenues

    Electronic payment processing services   $    179,447           157,722      13.8  %       524,579        454,458       15.4  %
    Other services                                 30,927            25,452      21.5           81,735         81,097        0.8
                                            ----------------  ----------------             ------------   ------------
      Revenues before reimbursables               210,374           183,174      14.9          606,314        535,555       13.2
    Reimbursable items                             55,740            56,432      (1.2)         168,852        173,580       (2.7)
                                            ----------------  ----------------             ------------   ------------
       Total revenues                             266,114           239,606      11.1          775,166        709,135        9.3
                                            ----------------  ----------------             ------------   ------------

Expenses
    Employment                                     81,488            78,969       3.2          241,184        221,289        9.0
    Occupancy & equipment                          51,043            44,666      14.2          153,070        130,615       17.1
    Other                                          28,944            18,940      52.8           75,272         68,804        9.4
    (Gain)/Loss on disposal of equipment                -               (63)       nm              (35)           (62)        nm
                                            ----------------  ----------------             ------------   ------------
      Expenses before reimbursables               161,475           142,512      13.3          469,491        420,646       11.6
    Reimbursable items                             55,740            56,432      (1.2)         168,852        173,580      (2.7)
                                            ----------------  ----------------             ------------   ------------
       Total operating expenses                   217,215           198,944       9.2          638,343        594,226        7.4
                                            ----------------  ----------------             ------------   ------------
Operating Income                                   48,899            40,662      20.2          136,823        114,909       19.1
                                            ----------------  ----------------             ------------   ------------
Other Income:
   Interest income, net                               448               724     (38.1)           2,299          2,080      (10.5)
   Gain/(loss) on foreign currency
      translation, net                               (246)            2,150        nm              916          2,147      (57.3)
                                            ----------------  ----------------             ------------   ------------
     Other Income                                     202             2,874        nm            3,215          4,227      (23.9)
                                            ----------------  ----------------             ------------   ------------
Income before Income Taxes, Minority
   Interest and Equity in Income of
   Joint Ventures                                  49,101            43,536      12.8          140,038        119,136       17.5
Income Taxes                                       17,509            15,884      10.2           51,131         43,295       18.1
Minority Interest                                      (1)             (100)       nm             (261)          (133)        nm
Equity in Income of  Joint Ventures                 3,921             5,263     (25.5)          12,909         14,641      (11.8)
                                            ----------------  ----------------             ------------   ------------
Net Income                                   $     35,512            32,815       8.2  %       101,555         90,349       12.4 %
                                            ================  ================             ============   ============
Basic Earnings Per Share                     $       0.18              0.17       8.4  %          0.52           0.46       12.5 %
                                            ================  ================             ============   ============
Diluted Earnings Per Share                   $       0.18              0.17       8.2  %          0.51           0.46       12.6 %
                                            ================  ================             ============   ============
Dividend Declared Per Share                  $     0.0200            0.0175                     0.0575         0.0500
                                            ================  ================             ============   ============
Average Common Shares Outstanding             196,747,867       197,049,470                196,832,455    197,005,655
                                            ================  ================            =============   ============
Average Common and Common
  Equivalent Shares Outstanding               197,444,866       197,358,091                197,326,044    197,611,558
                                            ================  ================            =============   ============
Effective Tax Rate                                   33.2 %            32.8  %                    33.7  %        32.6 %
                                            ================  ================            =============   ============


                                                       EFFECTIVE INCOME TAX RATE CALCULATION


Income taxes (A)                             $     17,509            15,884                  $  51,131         43,295
                                            ================   ===============          ===============   ============

Income before Income Taxes, Minority
   Interest and Equity in Income of
   Joint Ventures                            $     49,101            43,536                    140,038        119,136
Add Back: Equity in Income of Vital                 3,620             5,045                     12,112         13,962
                Minority Interest                      (1)             (100)                      (261)          (133)
                                            ---------------- -----------------          --------------- --------------
Adjusted Income before income taxes (B)
                                                   52,720            48,481                    151,889        132,965
                                            ================ =================          =============== ===============
Effective Tax Rate (A/B)                             33.2 %            32.8 %                     33.7 %         32.6 %
                                            ================ =================          =============== ===============

Note: nm = not meaningful





                                    - more -

TSYS Announces 19.1% Increase in Operating Income and a
     12.4% Increase in Earnings for First Nine Months of 2003 Page 4 of 7

                                                                TSYS
                                                          Segment Breakdown
                                                           (In thousands)

                                          Three Months Ended September 30,2003              Three Months Ended September 30, 2002
                                   ---------------------------------------------------   -------------------------------------------
                                    Domestic-based  International-based                  Domestic-based  International-based
                                      Transaction       Transaction                         Transaction   Transaction
                                      Processing         Processing       Consolidated    Processing     Processing    Consolidated
                                   ---------------- --------------------- -------------  -------------- -------------- -------------
Total revenue                   $       246,191          20,425               266,616          223,373      16,701         240,074
Intersegment revenue                         (2)           (500)                 (502)            (181)       (287)           (468)
                                   ---------------- --------------------- -------------  -------------- -------------- -------------
        Revenues from external
          customers             $       246,189          19,925               266,114          223,192      16,414         239,606
                                   ================ ===================== =============  ============== ============== =============
Depreciation and amortization   $        22,308           3,152                25,460           15,846       2,277          18,123
                                   ================ ===================== =============  ============== ============== =============
Segment operating income        $        47,587           1,312                48,899           39,913         749          40,662
                                   ================ ===================== =============  ============== ============== =============
Income tax expense              $        16,635             874                17,509           15,014         870          15,884
                                   ================ ===================== =============  ============== ============== =============
Equity in income of joint
  ventures                      $         3,620             301                 3,921            5,045         218           5,263
                                   ================ ===================== =============  ============== ============== =============
Net Income                      $        35,128             384                35,512           31,292       1,523          32,815
                                   ================ ===================== =============  ============== ============== =============
Average accounts on file                252,668          13,240               265,908          220,084      11,687         231,771
                                   ================ ===================== =============  ============== =============== ============

                                          Nine Months Ended September 30, 2003              Nine Months Ended September 30, 2002
                                   ---------------------------------------------------   -------------------------------------------
                                    Domestic-based  International-based                  Domestic-based  International-based
                                      Transaction       Transaction                         Transaction   Transaction
                                      Processing         Processing       Consolidated     Processing     Processing    Consolidated
                                   ---------------- --------------------- -------------  -------------- -------------- -------------

Total revenue                   $       717,160          59,620               776,780          662,255      48,444         710,699
Intersegment revenue                         (5)         (1,609)               (1,614)            (488)     (1,076)         (1,564)
                                   ---------------- --------------------- -------------  -------------- -------------- -------------
        Revenues from external
          customers             $       717,155          58,011               775,166          661,767      47,368         709,135
                                   ================ ===================== =============  ============== ============== =============
Depreciation and amortization   $        62,856           8,201                71,057           46,519       6,365          52,884
                                   ================ ===================== =============  ============== ============== =============
Segment operating income        $       130,553           6,270               136,823          112,556       2,353         114,909
                                   ================ ===================== =============  ============== ============== =============
Income tax expense              $        48,264           2,867                51,131           41,648       1,647          43,295
                                   ================ ===================== =============  ============== ============== =============
Equity in income of joint
  ventures                      $        12,112             797                12,909           13,962         679          14,641
                                   ================ ===================== =============  ============== ============== =============
Net Income                      $        98,115           3,440               101,555           87,853       2,496          90,349
                                   ================ ===================== =============  ============== ============== =============
Average accounts on file                246,631          12,958               259,589          216,708      11,690         228,398
                                   ================ ===================== =============  ============== ============== =============

 Note: Revenues for domestic-based processing services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from international-based processing services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States.




                                    - more -

TSYS Announces 19.1% Increase in Operating Income and a
     12.4% Increase in Earnings for First Nine Months of 2003 Page 5 of 7


Balance Sheet Information:
(in thousands)                                                                      Sept 2003            Dec 2002
                                                                                -----------------------------------------
Assets
  Current assets:
      Cash and cash equivalents                                             $         55,631               109,171
      Restricted cash                                                                  5,575                 4,035
      Accounts receivable, net                                                       128,420               121,439
      Deferred income tax assets                                                      11,256                 8,786
      Prepaid expenses and other current assets                                       25,684                22,548
                                                                                ----------------------------------------
        Total current assets                                                         226,566               265,979
  Property and equipment, net                                                        219,634               120,835
  Computer software, net                                                             211,846               200,297
  Contract acquisition costs, net                                                    128,231               123,729
  Goodwill, net                                                                       29,620                 3,619
  Equity investments, net                                                             61,810                54,181
  Other assets                                                                        27,302                14,228
                                                                                ----------------------------------------
        Total assets                                                        $        905,009               782,868
                                                                                ========================================

 Liabilities and Shareholders' Equity
   Current liabilities:
      Accounts payable                                                                17,065                10,366
      Accrued salaries and employee benefits                                          28,683                43,315
      Current portion of long-term debt and obligations under
          capital leases                                                                 289                    68
      Billings in excess of costs on uncompleted contracts                            24,074                     -
      Other current liabilities                                                       53,635                60,233
                                                                                ----------------------------------------
        Total current liabilities                                                    123,746               113,982
    Long-term debt and obligations under capital leases, excluding
       current portion                                                                   223                    67
    Other accounts payable                                                                 -                   563
    Deferred income tax liabilities                                                   88,800                63,306
                                                                                ----------------------------------------
        Total liabilities                                                            212,769               177,918
                                                                                ----------------------------------------
 Minority interest in consolidated subsidiary                                          3,220                 2,744
                                                                                ----------------------------------------
 Shareholders' Equity:
    Common stock                                                                      19,750                19,725
    Additional paid-in capital                                                        38,371                35,143
    Accumulated other comprehensive income (loss)                                      3,146                 1,053
    Treasury stock                                                                   (12,087)               (3,316)
    Retained earnings                                                                639,840               549,601
                                                                                ----------------------------------------
        Total shareholders' equity                                                   689,020               602,206
                                                                                ----------------------------------------
        Total liabilities and shareholders' equity                          $        905,009               782,868
                                                                                ========================================



                                                       - more -


TSYS Announces 19.1% Increase in Operating Income and a
     12.4% Increase in Earnings for First Nine Months of 2003 Page 6 of 7


Cash Flow Information:                                                                    Nine Months Ending:
(in thousands)                                                                      Sept 2003           Sept 2002
                                                                                ----------------------------------------
Cash flows from operating activities:
   Net income                                                               $        101,555                90,349
      Adjustments to reconcile net income to net cash provided by operating activities:
       Minority interest in consolidated subsidiary's net income                         261                   133
       Equity in income of joint ventures                                            (12,909)              (14,641)
       (Gain) loss on currency translation adjustments, net                             (916)               (2,147)
       Depreciation and amortization                                                  71,057                52,884
       Charges for bad debts and billing adjustments                                   1,892                 3,405
       Charges for transaction processing                                              3,093                 5,666
       Deferred income tax expense                                                    21,248                 2,332
       Gain on disposal of equipment,net                                                 (35)                  (62)
 (Increase)decrease in:
        Accounts receivable                                                           (3,950)               (6,215)
        Prepaid expenses and other assets                                             (8,317)                2,924
 Increase(decrease) in:
         Accounts payable                                                              3,711               (14,374)
         Accrued salaries and employee benefits                                      (14,659)               (2,639)
         Billings in excess of costs on uncompleted contracts                         24,074                   -
         Other current liabilties                                                    (16,399)               20,556
                                                                                   --------------- ---------------------
           Net cash provided by operating activities                                 169,706               138,171
                                                                                   --------------- ---------------------
 Cash flows from investing activities:
   Purchase of property and equipment                                               (113,517)              (12,983)
   Additions to purchased computer software programs                                 (35,682)              (22,659)
   Additions to developed software                                                   (13,945)              (21,573)
   Proceeds from disposal of equipment                                                    68                    73
   Cash acquired in acquisition of subsidiary                                          4,442                 2,858
   Cash used in acquisition                                                          (36,000)                  -
   Dividends received from joint ventures                                              5,278                17,855
   Increase in contract acquisition costs                                            (17,904)              (34,317)
                                                                                   --------------- ---------------------
           Net cash used in investing activities                                    (207,260)              (70,746)
                                                                                   --------------- ---------------------
 Cash flows from financing activities:
   Purchase of common stock                                                           (9,485)                  -
   Proceeds from issuance of long-term debt                                           20,234                   -
   Principal payments on long-term debt                                              (20,234)                  -
   Other                                                                              (7,046)               (9,204)
                                                                                   --------------- ---------------------
           Net cash used in financing activities                                     (16,531)               (9,204)
                                                                                   --------------- ---------------------
  Effect of foreign currency translation on cash and cash equivalents                    545                (1,286)
                                                                                   --------------- ---------------------
           Net increase (decrease) in cash and cash equivalents                      (53,540)               56,935
 Cash and cash equivalents at beginning of year                                      109,171                58,659
                                                                                   --------------- ---------------------
 Cash and cash equivalents at end of period                                           55,631               115,594
                                                                            $      =============== =====================


                                                       - more -



TSYS Announces 19.1% Increase in Operating Income and a
     12.4% Increase in Earnings for First Nine Months of 2003 Page 7 of 7

Supplemental Information:
                                                                             Accounts on File at:
                                                   -------------------------------------------------------------------------
                                                        Sept 30, 2003          %       Sept 30, 2002       %        % Chg
                                                   ------------------------ -------- ------------------ --------- ----------
              Accounts on File (in millions):
                                     Consumer                        142.2      53%              131.0       56%        8.6%
                           Debit/Stored Value                          7.9       3%                6.0        3%       31.9
                      Government services/EBT                         13.1       5%                4.0        2%      225.1
                                       Retail                         83.7      31%               75.4       32%       11.0
                                   Commercial                         21.0       8%               19.4        8%        8.1
                                                   ------------------------ -------- ------------------ ---------
                                                                     267.9     100%              235.8      100%       13.6%
                                                   ======================== ======== ================== =========

                          nm = not meaningful
                                                        Sept 30, 2003                  Sept 30, 2002
                                                   ------------------------          ------------------
QTD Average Accounts on File (in thousands)                        265,908                     231,771                 14.7 %
YTD Average Accounts on File (in thousands)                        259,589                     228,398                 13.7 %

                                                                             Accounts on File at:
                                                   -------------------------------------------------------------------------
                                                        Sept 30, 2003          %       Sept 30, 2002       %        % Chg
                                                   ------------------------ -------- ------------------ --------- ----------
              Accounts on File (in millions):
                                     Domestic                        221.9      83%              206.5       88%        7.5%
                                International                         46.0      17%               29.3       12%       56.9
                                                   ------------------------ -------- ------------------ ---------
                                                                     267.9     100%              235.8      100%       13.6%
                                                   ======================== ======== ================== =========

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

 Geographic Area Data: The following geographic area data represents revenues for the three months and nine months ended September 30 based on where the client is domiciled:

                                                                       Three Months Ended September 30,
                                                   -------------------------------------------------------------------------
                                                            2003               %           2002            %        % Chg
                                                   ------------------------ -------- ------------------ --------- ----------
                      (dollars in thousands):

                                United States   $                  214,799      81%            203,076       85%        5.8%
                                      Canada*                       20,052       8%             12,317        5%       62.8
                                       Europe                       16,894       6%             13,731        6%       23.0
                                       Mexico                       10,693       4%              7,306        3%       46.4
                                        Japan                        2,992       1%              2,684        1%       11.5
                                        Other                          684       0%                492        0%       38.9
                                                   ------------------------ -------- ------------------ ---------
                                                $                  266,114     100%            239,606      100%       11.1%
                                                   ======================== ======== ================== =========

                                                                        Nine Months Ended September 30,
                                                   -------------------------------------------------------------------------
                                                            2003               %           2002            %        % Chg
                                                   ------------------------ -------- ------------------ --------- ----------
                      (dollars in thousands):

                                United States   $                  632,419      82%            606,460       86%        4.3%
                                      Canada*                       55,181       7%             33,360        5%       65.4
                                       Europe                       49,249       6%             39,752        6%       23.9
                                       Mexico                       27,779       4%             20,411        3%       36.1
                                        Japan                        8,724       1%              7,616        1%       14.6
                                        Other                        1,814       0%              1,536        0%       18.1
                                                   ------------------------ -------- ------------------ ---------
                                                $                  775,166     100%            709.135      100%        9.3%
                                                   ======================== ======== ================== =========

* These revenues include those generated from the Caribbean accounts owned by a Canadian institution.